UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Cyclacel Pharmaceuticals, Inc. (the “Company”) was held on May 31, 2018 (the “Annual Meeting”).

(b)	Proposals Submitted to the Company’s Stockholders

The following proposals were submitted to the Company’s stockholders and voted upon at the Annual Meeting: (i) the reelection of two Class 3 directors to the Company’s Board of Directors, (ii) the ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and (iii) the approval of the Company’s 2018 Equity Incentive Plan.

(i)	Votes of the stockholders regarding the election of the Class 3 director nominees were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Paul McBarron	961,255	116,488	6,530,135
Dr. Christopher Henney	963,562	114,181	6,530,135

Based on the votes set forth above, Paul McBarron and Dr. Christopher Henney were duly reelected as Class 3 directors of the Company to serve until the 2021 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal.

(ii)	Votes of the stockholders regarding the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,131,920	248,503	227,455	0

Based on the votes set forth above, the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified.

(iii)	Votes of the stockholders regarding the approval of the Company’s 2018 Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
851,220	175,229	51,294	6,530,135

Based on the votes set forth above, the proposal to approve the Company’s 2018 Equity Incentive Plan was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Cyclacel Pharmaceuticals, Inc. 2018 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President—Finance,
Chief Financial Officer and Chief Operating Officer

Date: June 1, 2018